NATIONWIDE MUTUAL FUNDS
Nationwide International Value Fund

Supplement dated October 28, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The information under the subheading “Portfolio Managers,” within the heading “Portfolio Management,” on page 3 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Nick Irish, ASIP	Head of Global Equities, UBS Global AM	Since 2011
Charles Burbeck	Co-Head of Global Equity Portfolios, UBS Global AM	Since 2013

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